Exhibit 10.2

Commercial Financing Transaction Disclosure

The total amount of funds provided to NEXTNRG INC. under the terms of the agreement. § 559.9613(2)(a), Fla. Stat. (2023)	$2,100,000.00
The total amount of funds disbursed to NEXTNRG INC. § 559.9613(2)(b), Fla. Stat. (2023)	$1,994,965.00
The total amount to be paid to FUNDERZGROUP LLC DBA MONETAFI under the terms of the agreement. § 559.9613(2)(c), Fla. Stat. (2023)	$2,772,000.00
The total dollar cost under the terms of the agreement. § 559.9613(2)(d), Fla. Stat. (2023)	$777,035.00
The estimated amount of initial payments. § 559.9613(2)(e)(2), Fla. Stat. (2023)	$231,000.00/biweekly by ACH
A description of the methodology for calculating any variable payment, and the circumstances under which payments may vary. § 559.9613(2)( e)(2), Fla. Stat. (2023)	Payment amount is based on 6.87% of NEXTNRG INC.’s revenue. NEXTNRG INC. may request a reconciliation under section X of the agreement.
Costs or discounts associated with prepayment § 559.9613(2)(f), Fla. Stat. (2023)	If you pay off the financing faster than required, you still must pay all or a portion of the finance charge, up to $777,035.00 based upon our estimates.
If you pay off the financing faster than required, you will not be required to pay additional fees.

Applicable law requires this information to be provided to you to help you make an informed decision. By signing below, you are confirming that you received this information.

/s/ Michael D. Farkas	03/05/2026
Recipient Signature	Date

Future Receivables Sale and Purchase Agreement Requirements:

●	Please review and verify your bank account information where indicated, or if it is missing, fill in the correct information on page 17 of the agreement.
●	MAKE SURE ALL THE REFERENCES ARE FILLED OUT ON THE PAGE 20
●	Please return:

-	CC Processing Statement or A/R Report
-	Proof of business that has the company EIN for confirmation (IRS Doc, K-1, Tax return)
-	No notary needed just clear signed documents

Please fill in below:.

Merchant contact information:

Name: Michael D Farkas

Email:

Preferred phone number:

750 E MAIN ST 6TH FLOOR STAMFORD CT 06902

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT

This Future Receivables Sale and Purchase Agreement (the “Agreement”), dated 03/05/2026, by and between FUNDERZGROUP LLC DBA MONETAFI (the “Purchaser”)and the seller(s) listed herein(collectively, the “Seller”) (all capitalized terms shall have the meanings ascribed to them below):

Business Legal Name:	NEXTNRG INC. and the entities listed on “Exhibit D”

D/B/A:	NEXTNRG	EIN #:

Form of Business Entity:	Corporation

Physical Address:	57 Northwest 183rd Street	City:	Miami	State:	FL	Zip:	33169

Mailing Address:	2125 Biscayne Boulevard #309	City:	Miami	State:	FL	Zip:	33137

PURCHASE PRICE:	PURCHASED AMOUNT:	SPECIFIED PERCENTAGE:	INITIAL INSTALLMENT:	TOTAL FEES:	NET AMOUNT:
$2,100,000.00	$2,772,000.00	6.87%	$231,000.00/ biweekly	$105,035.00	$1,994,965.00

FOR THE SELLER #1		FOR THE SELLER #2

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
Title:	Owner	Title:
Email:		Email:
Business Phone:		Business Phone:

● Accurate contact information is required to provide the Seller with important information regarding the Agreement.

OWNER/GUARANTOR #l		OWNER/GUARANTOR #2

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
SSN:	Owner	SSN:
Phone:		Phone:
Address:		Address:

Guarantor # 1 Initials:	Guarantor #2 Initials:

WHEREAS, the purpose of this Agreement is to set forth the terms and conditions in relation to the purchase of future receivables from the Seller;

WHEREAS, the Seller is entering into this Agreement voluntarily and has had ample opportunity to review this Agreement prior to executing it;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other valuable consideration, the sufficiency of which is agreed to by the parties hereto, the Purchaser and the Seller (collectively, the Parties”), hereby agree as follows:

I.	BASIC TERMS AND DEFINITIONS.

a.	“Applicable Fees”: all initial costs and fees that Seller agrees to pay to the Purchaser as consideration. The total sum of the Applicable Fees shall be deducted from the Purchase Price prior to Seller receiving the funds from the Purchase Price (as defined below);
b.	“Bank Change Fee”: In the event the Seller requests a change in bank accounts for the ACH payments, a $50.00 bank change fee shall be added;
c.	“Wire Fee”: In the event a Seller shall request a Fed Wire, a $50.00 wire fee shall be added;
d.	“ACH Program Fee”: The total amount per month Seller shall pay for the duration of the Agreement towards the ACH Program;
e.	“UCC Filing Fee”: The total amount Seller shall reimburse Purchaser for the UCC filing associated with this Agreement;
f.	“Collection Fees and Costs”: In the event the Seller or Guarantor breaches the terms of this Agreement, the Seller and/or Guarantor shall be liable for Purchaser’s reasonable attorney’s fees and costs of collection and/or to enforce any term in the Agreement, in addition to any other damages awarded by a court.
g.	“Bank Holiday”: Business Days (as defined below) in which major banks are closed for business;
h.	“Business Day”: Monday through Friday, with the exception of bank holidays;
i.	“Daily Receipts”: the amount of Future Receipts (as defined below) received by Seller on a daily basis;
j.	“Effective Date”: the date set forth in the preamble of this Agreement;
k.	“Future Receipts”: all of the Seller’s receipts of monies for the sale of its goods and services after the Effective Date of this Agreement;
I.	“Net Amount”: the consideration transferred to Seller after the Applicable Fees, Origination Fees, and/or the Prior Balance (as defined below) are deducted;
m.	“Obligations”: the terms and conditions the Purchaser is bound to under this Agreement;
n.	“Origination/Underwriting Fee”: the agreed upon fee between the Seller and a third-party Broker, which shall be deducted from the Net Amount. This fee is to cover the expenses associated with origination, underwriting and related expenses pursuant to this Agreement. If for any reason the Purchaser, in their sole capacity, decides to cancel the deal, the Parties agree the Seller is still responsible for this fee;
o.	“Parties”: collectively, the Purchaser, Merchant, Personal Guarantor and Seller;
p.	“Prior Balance”: Outstanding balance on a previous executed Agreement between the Parties;
q.	“ Purchased Amount”: the total amount of the Specified Percentage of the Future Receipts that the Seller shall be under obligation to deliver and permit Purchaser to debit pursuant to this Agreement;
r.	“Purchase Price”: the total amount that the Purchaser has agreed to pay for the Purchased Amount;
s.	“Scheduled Remittance”: the fixed amount that the Parties agree to be a good faith approximation of the Specified Percentage (as defined below) of the Seller’s Daily Receipts. Scheduled Remittance shall begin on 03/05/2026 and be processed daily. In the event a Scheduled Remittance is due on a banking holiday, Purchaser shall schedule an additional payment on the previous business day prior to said banking holiday;
t.	“Specified Percentage”: 6.87% of each and every sum from sales made by the Seller of Future Receipts.
u.	“Total Fees”: the total of all fees deducted or withheld at disbursement.
v.	“Closing Costs”: the total of the Applicable Fee, the Prior Balance and the Origination Fee,

II.	TERM. This Agreement does not have a fixed duration and shall expire upon the date when the Purchased Amount and all other sums due to the Purchaser are paid in full (“Expiration Date”).

III.	SALE OF PURCHASED FUTURE RECEIPTS. Seller hereby irrevocably assigns, transfers and conveys onto Purchaser all of the Seller’s right, title and interest in the Specified Percentage of the Future Receipts until the Purchased Amount shall have been delivered by Seller to Purchaser (“Purchased Future Receipts”). This sale of the Purchased Future Receipts is made without express or implied warranty to Purchaser of collectability of the Purchased Future Receipts by Purchaser and without recourse against Seller and/or Guarantor(s), except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to Purchaser full and complete ownership of the Purchased Future Receipts and Seller retains no legal or equitable interest therein.

IV.	PAYMENT OF PURCHASE PRICE. As good faith consideration, Purchaser agrees to pay to Seller the Purchase Price, less any Applicable Fees, Prior Balance (if applicable) and Origination Fees, upon execution of this Agreement.

Guarantor # 1 Initials:	Guarantor #2 Initials:

V.	USE OF PURCHASE PRICE. Seller hereby acknowledges and understands that: (i) Purchaser’s ability to collect the Purchased Amount (or any portion thereof) shall be contingent upon Seller’s continued operation of its business and successful generation of the Future Receipts until the Purchased Amount is delivered to Purchaser in full; and (ii) in the event of decreased efficiency or total failure of Seller’s business, Purchaser’s receipt of the full or any portion of the Purchased Amount may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller’s business operations and for no other purpose.

VI.	INITIAL DAILY INSTALLMENTS OF PURCHASED AMOUNTS. The Purchased Amount shall be delivered by the Seller to the Purchaser daily in the amount of the Initial Daily Installment on each Business Day commencing on the Effective Date. In the event a Scheduled Remittance is due on a Bank Holiday in which Purchaser’s ACH processor does not process payments, Purchaser shall schedule an additional ACH payment on the Business Day immediately preceding said Bank Holiday.

VII.	APPROVED BANK ACCOUNT AND CREDIT CARD PROCESSOR(S). During the term of this Agreement, the Seller shall: (i) deposit all Future Receipts into one (and only one) bank account, which shall be preapproved by the Purchaser (the “Approved Bank Account”); (ii) use one (and only one) credit card processor, which shall be preapproved by the Purchaser (the “Approved Processor”); and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Processor shall become unavailable or shall cease to operate during the term of this Agreement, Seller shall arrange for another Approved Bank Account or Approved Processor within twenty-four (24) hours.

VIII.	AUTHORIZATION TO DEBIT APPROVED BANK ACCOUNT. The Seller hereby authorizes the Purchaser to initiate electronic payments or ACH debits from the Approved Bank Account in the amount of the Initial Daily Installment on each Business Day commencing on the Effective Date until the Purchaser receives the full Purchased Amount. The Parties agree that the Seller shall provide Purchaser with all access code(s) for the Approved Bank Account.

IX.	FEES ASSOCIATED WITH DEBITING APPROVED BANK ACCOUNT. All fees, charges and expenses incurred by either Party due to rejected electronic checks, failed ACH debit attempts, overdrafts or rejections by Seller’s banking institution shall be the sole responsibility of the Seller.

X.	RECONCILIATION.

a.	Seller’s Right for Reconciliation. The Parties each acknowledge and agree that:

i.	If at any time during the term of this Agreement Seller shall experience unforeseen decreases to their Daily Receipts, the Seller shall have the right, at its sole and absolute discretion, to request a modification to their Scheduled Remittance.
ii.	Such modification to their Scheduled Remittance (the “Reconciliation”) shall be performed by the Purchaser within five (5) Business Days following the written request by Seller for said Reconciliation.

b.	Reconciliation Procedure..

i.	Seller shall submit a written request for Reconciliation via email to support@monetafi.com with the subject line, “REQUEST FOR RECONCILIATION”;
ii.	Said written request shall include a copy of the Seller’s most recent bank statement and credit card processing statement;
iii.	The Purchaser shall have five (5) Business Days to review the Request for Reconciliation.

c.	Warranties. The Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper. Nothing set forth in this Agreement shall be deemed to provide the Seller with the right to interfere with the Purchaser’s right and ability to debit the Approved Bank Account while the request for Reconciliation is pending or until the Purchased Amount is collected by the Purchaser in full; or modify the amount of the Initial Daily Installment for any calendar month without prior approval of all Parties.

XI.	SELLER’S RIGHT TO ACCELERATE REMITTANCE OF THE OUTSTANDING PORTION OF THE PURCHASED AMOUNT OF FUTURE RECEIPTS (“OUTSTANDING PAFR”).

a.	Seller shall have the right, at any time after receipt of the Purchase Price and upon obtaining Purchaser’s prior written consent to accelerate the delivery of the undelivered portion of the Purchased Amount of Future Receipts (the “Outstanding PAFR”) so long as:

i.	the Outstanding PAFR is paid in full;
ii.	such notice shall be in writing stating the exact amount due and delivery date of payment; and
iii.	Initial Daily Installments continue as schedule until the Outstanding PAFR is paid to the Purchaser.

Guarantor # 1 Initials:	Guarantor #2 Initials:

b.	Upon proper delivery of the Outstanding PAFR to Purchaser and written confirmation by Purchaser, Seller’s obligations to the Purchaser shall be deemed completed and fulfilled.

XII.	PURCHASER’S RIGHTS AND OBLIGATIONS UPON RECEIPT OF OUTSTANDING PAFR.

a.	Purchaser shall notify the Approved Bank Account and cease Initial Daily Installments or Adjusted Daily Installments payments to Purchaser’s bank account within three (3) business days.

b.	In the event Purchaser shall receive Initial Daily Installments or Adjusted Daily Installments after the Accelerated Delivery Date, Purchaser shall immediately:

i.	Return to Seller the total sum of the Initial Daily Installments or Adjusted Daily Installment payments received after the delivery of the Outstanding PAFR to Purchaser; or
ii.	Apply the total sum of the Initial Daily Installments or Adjusted Daily Installments received by Purchaser after the Accelerated Delivery Date toward Seller’s outstanding financial obligations to Purchaser existing as of the Accelerated Delivery Date.

c.	Seller acknowledges and agrees that the Purchaser shall have the right to apply the total sum of the Initial Daily Installments or Adjusted Daily Installments received by the Purchaser after the Accelerated Delivery Date toward Seller’s outstanding financial obligations between the Parties.

XIII.	RISK SHARING ACKNOWLEDGMENTS AND ARRANGEMENTS. The Parties each hereby acknowledge and agree that:

a.	The Purchased Future Receipts represent a portion of Seller’s Future Receipts.
b.	This Agreement consummates the sale of the Purchased Future Receipts at a discount, not the borrowing of funds by the Seller from Purchaser. Purchaser does not charge the Seller and will not collect from the Seller any interest on the monies used by the Purchaser for the purchase of the Purchased Future Receipts.
c.	The period of time that it will take the Purchaser to collect the Purchased Amount is not fixed, is unknown to both Parties at this time and will depend on the success of the Seller’s business.
d.	The amount of the Initial Daily Installment is calculated based upon the information concerning an average amount of Daily Receipts collected by the Seller’s business immediately prior to the Effective Date of this Agreement, as well as representations regarding the Seller’s estimated Future Receipts provided by the Seller to the Purchaser.
e.	The amount of Seller’s future Daily Receipts may increase or decrease over time.
f.	Seller may not be in breach or in default of this Agreement in the event the full Purchased Amount is not remitted because the Seller’s business went bankrupt or otherwise ceased operations in the ordinary course of business.

i.	EXCEPTION: Seller will be deemed in breach or in default if the Seller’s business goes bankrupt or ceases operations due to the Seller’s willful or negligent mishandling of its business or Seller purposefully failing to comply with the obligations or this Agreement.

g.	The Purchaser agrees to purchase the Purchased Future Receipts knowing the Seller’s business may slow down or fail.
h.	The Purchasers assumes the risk based exclusively upon the information provided to it by the Seller and is detrimentally relying on the Seller’s representations, warranties and covenants contained in this Agreement.
i.	The Purchaser hereby acknowledges and agrees that Seller may be excused from performing its obligations under this Agreement in the event Seller’s business ceases its operations exclusively due to the following (collectively, the “Valid Excuses”):

i.	Adverse business conditions that occurred for reasons outside of Seller’s control and are not due to Seller’s willful or negligent mishandling of its business;
ii.	Loss of the premises where the business operates due to force majeure, provided that the Seller does not continue or resume business operations in another location;
iii.	Seller’s bankruptcy, so long as the Seller did not fraudulently, willfully or negligently refuse to disclose proper documentation to the Purchaser prior to the execution of this Agreement; or
iv.	Force majeure.

j.	The Purchaser reserves the right to apply monies received pursuant to this Agreement first toward any fees and then toward the Purchased Amount.
k.	The Parties agree that the Purchase Price is paid to the Seller in consideration for the acquisition of the Purchased Future Receipts and that payment of the Purchase Price by the Purchaser is not intended to be, nor shall it be construed as a loan from the Purchaser to the Seller that requires absolute and unconditional repayment on a specified maturity date. The Purchaser’s ability to receive the Purchased Amount is conditional upon the performance of the Seller’s business.

Guarantor # 1 Initials:	Guarantor #2 Initials:

I.	In the event a court shall determine that the Purchaser has charged or received interest hereunder in excess of the highest rate allowed by law, the rate of such interest received by the Purchaser shall automatically be reduced to the maximum rate permitted by applicable law and the Purchaser shall promptly refund to the Seller any excess interest remitted.

XIV.	APPLICABLE FEES. The Parties acknowledge the Applicable Fees were agreed upon prior to the Seller entering into this Agreement, were subject to arms-length negotiations between the Parties and a detailed list of the Applicable Fees is set forth in Exhibit A of this Agreement.

XV.	ORIGINATION FEE. To the extent that the Seller has agreed to a Broker Fee with a third-party broker, the Seller hereby requests and agrees for the Purchaser to withhold the Broker Fee from the Purchase Price and for the Purchaser to pay the third-party broker directly as per the directive in Rider 3.

XVI.	NO OTHER_REDUCTIONS OF PURCHASE PRICE. The Seller hereby:

a.	Agrees to pay the Applicable Fee, the Prior Balance and the Origination Fee (collectively, the “Closing Costs”) in full;
b.	Authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller toward satisfaction of the Seller’s obligation to pay the Closing Costs by deducting them from the Purchase Price prior to delivering it to the Seller;
c.	Agrees that deduction of the Closing Costs from the Purchase Price shall not be deemed a reduction of the Purchase Price.

XVII.	REPRESENTATIONS, WARRANTIES & COVENANTS. The Seller represents and warrants that as of the Effective Date and during the term of this Agreement:

a.	Financial Condition and Financial Information. The Seller’s bank and financial statements furnished to the Purchaser, along with any future statements which may be furnished hereafter, fairly represent the financial condition of the Seller on the date the statements are issued. Prior to the execution of this Agreement, there has been no material adverse changes, financial or otherwise, in the operation or ownership of the Seller. The Seller has a continuing, affirmative obligation to advise the Purchaser of any material adverse change in its financial condition, operation or ownership and/or banking log-in credentials. The Purchaser may request the Seller’s bank statements at any time until the Purchased Future Receipts are remitted to the Purchaser and the Seller shall provide such information to the Purchaser within five (5) business days. The Seller’s failure to provide such information or blocking access to the Approved Bank Account is deemed a material breach of this Agreement.

b.	Governmental Approvals. The Seller is in compliance and shall remain in compliance with all applicable laws and has the proper valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which its presently engaged.

c.	Good Standing. The Seller is a corporation/limited liability company/limited partnership/or other type of entity (“business entity”) that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization, and has the full power and authority necessary to carry its business as it is now being conducted. In the event the business entity is dissolved for any reason, the Seller shall advise the Purchaser within five (5) business days prior to the dissolution for any reason. This Agreement shall remain in full effect despite the dissolution of the business entity and any subsequent business entities formed by the Seller(s) may be responsible for the Purchased Future Receipts.

d.	Authorization. The Seller represents has all requisite power to execute, delivery and perform this Agreement and consummate the transactions contemplated hereunder. The Seller also represents and warrants that entering into this Agreement will not result in the breach, violation or default under any other agreement or instrument by which the Seller is bound; nor are any statutes, rules, regulations, orders or other laws to which the Seller is subject to. The Seller further represents and warrants that entering into this Agreement does not require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over the Seller. All organization and other proceedings required to be taken by the Seller to authorize the execution, delivery and performance of this Agreement have already been taken. The Personal Guarantor signing this Agreement on behalf of the Sellers has full power and authority to bind the Seller to perform its obligations under this Agreement.

Guarantor # 1 Initials:	Guarantor #2 Initials:

e.	Accounting Records and Tax Returns. The Seller will treat the receipt of the Purchase Price and payment of the Purchased Amount in a manner evidencing sale of its future receipts in its accounting records and tax returns and further agrees that the Purchaser is entitled to audit the Seller’s accounting records and tax returns upon reasonable notice in order to verify compliance. The Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which the Seller asserts that this transaction is anything other than a sale of future receipts.
f.	Taxes; Workers Compensation Insurance. The Seller has paid and will continue to promptly pay, when due, all taxes, including, without limitation, income, employment, sales and use taxes imposed upon the Seller’s business by law. The Seller further asserts they will maintain workers compensation insurance required by applicable governmental authorities.
g.	No Diversion of Future Receipts. The Seller shall not allow any event to occur that would cause a diversion of any portion of the Seller’s Future Receipts from the Approved Bank Account or Approved Processor without the Purchaser’s written permission.
h.	Change of Name of Location. The Seller, any successor-in-interest of the Seller and the Guarantor shall not conduct Seller’s business under any name other than those disclosed to the Approved Processor and the Purchaser. The Seller shall not change or transfer ownership or change its place of business without obtaining prior written consent of the Purchaser.
i.	Prohibited Business Transactions. The Seller shall not: transfer or sell all or substantially all of its assets without first obtaining prior written consent of the Purchaser.
j.	No Closing of the Business. The Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express prior written consent of the Purchaser; and (ii) upon obtaining written consent, providing the Purchaser with a copy of the executed Agreement between the Seller and the third-party. The Seller agrees that until the Purchaser shall receive the Purchased Amount in full, the Seller will not voluntarily close its business either temporarily for repairs, renovations or any other purpose; or permanently. In the event repairs or renovations are required as per legal authorities having jurisdiction over the Seller’s business or such closing is necessitated by circumstances outside of the Seller’s reasonable control, the Seller shall provide the Purchaser with written notice as soon as the Seller is aware.
k.	No Pending Bankruptcy. As of the Effective Date, the Seller is not insolvent, has not filed, does not contemplate filing any petition for bankruptcy protection. There has been no involuntary bankruptcy petition brought or pending against the Seller. The Seller represents hat it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy or some other insolvency proceeding within six months immediately preceding the Effective Date of this Agreement.
I.	Unencumbered Future Receipts. The Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue of entering into this Agreement. Seller specifically warrants and represents that it is not currently bound by the terms of any future receivables or factoring agreement which may encumber in any way the Future Receipts.
m.	No Stacking. The Seller shall not enter into any third-party agreement which may encumber on the Future Receipts purchased by the Purchaser.
n.	Business Purpose. The Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes.
o.	No Default Under Contracts with Third-Parties. The Seller’s execution and/or performance of its obligations under this Agreement will not cause or create an event of default by the Seller under any contract in which Seller is or may be a party to.
p.	Right of Access. The Seller hereby grants the Purchaser the right to enter, without prior notice, the premises of the Seller’s business for the purpose of inspecting or checking the Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller’s daily receipts to the Approved Processor and to ensure that the Seller has not violated any provisions of this Agreement. The Seller hereby grants the Purchaser access to the Seller’s employees, records and all other items located at the Seller’s place of business during the term of this Agreement. Seller hereby agrees to provide the Purchaser any and all information concerning the Seller’s business operations, banking relationships, names and contact information of the Seller’s suppliers, vendors and landlord(s) and allows the Purchaser to contact said third-parties at any time.

Guarantor # 1 Initials:	Guarantor #2 Initials:

q.	Phone Recordings. The Parties agree that any call between the Parties and its owners, managers, employees, and agents may be recorded and/or monitored. The Seller acknowledges and agrees that the Seller may be contacted by the Purchaser or any of their authorized representatives at any time regarding the performance of the Seller’s obligations pursuant to this Agreement. The Seller further acknowledges and agrees they will not claim that such communications are unsolicited or inconvenient.
r.	Authorized Representative. The Parties agree and acknowledge the signatories to this Agreement are authorized to make managerial and financial decisions on behalf of the Seller with respect to this Agreement and have such knowledge, experience and skill in financial and business matters, thus having the capability of evaluating the merits and risks of this Agreement.
s.	Attorney Representation. The Sellers acknowledge and agree that they had read and fully understand the content of this Agreement; had the opportunity to consult with Seller’s own counsel in connection with entering into this Agreement; and had made sufficient inquiries to determine this Agreement is fair and reasonable to the Seller.
t.	No Additional Fees Charged. The Parties agree other than the Closing Costs, if any, the Purchaser is not charging any additional fees to the Seller.

XVIII.	PLEDGE OF SECURITY

a.	Pledge. As security for the prompt and complete payment and performance of any and all liabilities, obligations, covenants or agreements of the Seller pursuant to this Agreement (collectively, the “Obligations”), the Seller hereby pledges, assigns and hypothecates to the Purchaser (the “Pledge”) and grants to the Purchaser a continuing, perfected and first priority lien upon and security interest in all of the Seller’s rights, titles and interest in all accounts, including, but not limited to: deposit accounts, accounts receivables, other receivables, chattel paper, documents, equipment, general intangibles, instruments and inventory (collectively, the “Collateral”), whether now existing or hereinafter acquired. The Purchaser reserves the right to file a UCC-1 lien at any time during the course of this Agreement.
b.	Termination of the Pledge. Upon the payment in full of the Obligations by the Seller, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of either Party and all rights to the Collateral shall revert back to the Seller. Upon Seller’s request, the Purchaser will execute, acknowledge and deliver such satisfactions, releases and termination statements, in writing.
c.	Representations. The Seller hereby represents and warrants to the Purchaser that the execution, delivery and performance by the Seller of this Pledge, and the remedies in respect to the Collateral under this Pledge:

i.	Are duly authorized;
ii.	Do not require the approval of any governmental authority or any other third-party;
iii.	Do not and shall not violate or result in the breach of any provision of law or regulation, any order or decree of any court or other governmental authority; or
iv.	Do not violate, result in the breach of or constitute a default under, or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which the Seller is a party or by which any of the Seller’s assets are bound.

d.	Further Assurances. Upon the request of the Purchaser, the Seller, at its sole cost and expense, shall execute and deliver all such further UCC- ls, continuation statements, assurances and assignments of the Collateral and any other documents the Purchaser may request in order to more fully effectuate the purposes of this Pledge and the assignment of the Collateral to obtain the full benefits of this Pledge and the rights and powers herein created.

XIX.	DEFAULTS AND REMEDIES.

a.	Events of Default. The Seller is deemed to have constituted an “Event of Default” if:

i.	The Seller shall violate any term, condition or covenant in this Agreement governing the Seller’s obligations of timely delivery of the Initial Daily Installments or Adjusted Daily Installments to the Purchaser;
ii.	The Seller shall violate any term, condition, or covenant in this Agreement in regard to any other sums due for any reason whatsoever other than as the result of the Seller’s business ceasing its operations exclusively due to any of the Valid Excuses;

Guarantor # 1 Initials:	Guarantor #2 Initials:

iii.	Seller knowingly or willfully provides incorrect, false or misleading information to the Purchaser at any time;
iv.	The Seller shall violation any term, condition or covenant in this Agreement;
v.	The Seller uses multiple depository accounts without obtaining prior written consent of the Purchaser;
vi.	The Seller fails to deposit any portion of its Future Receipts into the Approved Bank Account;
vii.	The Seller changes the Approved Bank Account or Approved Processor without obtaining prior written consent of the Purchaser;
viii.	The Seller interferes with the Purchaser’s collection of the Initial Daily Payments or Adjusted Daily Payments, including, but not limited to the Seller interfering with ACH Payments;
ix.	Two (2) or more ACH transactions attempted by the Purchaser are rejected by the Seller’s Bank;
x.	The Seller takes on additional financing (known as “Stacking”) at any times after the Effective Date and prior to the final payment pursuant to this Agreement; or
xi.	The Guaranty shall for any reason cease to be in full force and effect.

b.	Seller’s Obligations Upon Default. Upon occurrence of an Event of Default due to the Seller’s breach of its obligations under this Agreement, the Seller shall immediately deliver to the Purchaser the entire unpaid portion of the Purchased Amount. The Seller shall also pay to the Purchaser any reasonable expenses incurred by the Purchaser in connection with recovering the monies due to the Purchaser pursuant to this Agreement, including, without limitation, the cost of retaining collection firms and reasonable attorneys’ fees and disbursements (collectively, “Reasonable Damages”). The entire sum due shall bear simple interest from the Default Date until it is paid in full, at a rate of Nine Percent (9%) per annum, with interest accruing daily.

c.	Remedies. Upon the Seller’s default, the Purchaser may immediately proceed to protect and enforce its rights under this Agreement by:

i.	Enforcing its rights as a creditor, including, but not limited to, notifying any account debtor(s) of the Seller’s of the Purchaser’s security interest;
ii.	Enforcing the provisions of the Personal Guarantee of Performance against the Guarantor(s) without first seeking recourse from the Seller for the full balance owed at the time of default, plus applicable fees and costs;
iii.	Notifying the Seller’s credit card processor of this Agreement and to direct such credit card processor to make payments directly to the Purchaser of any and all amounts received by said credit card processor on behalf of the Seller;
iv.	Commencing a law suit, whether for specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of the Seller’s obligations hereunder, or any other legal or equitable right or remedy;
v.	In case any Event of Default occurs and it is not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or any other equitable relief in Purchaser’s favor, subject to court approval, restraining the Seller’s accounts and/or receivables up to the amount due to the Purchaser as a result of the Event of Default and the Seller will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to the Sellers and without the Purchaser being required to furnish a bond or other undertaking in connection with the application;
vi.	In case the Guarantor’s obligations become due hereunder and are not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or other equitable relief in the Purchaser’s favor, subject to court approval, restraining the Seller and Guarantor’s accounts and/or receivables up to the amount due to the Purchaser as a result of the Event of Default, and the Seller and Guarantor, each, in their individual capacities, will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction, without any prior notice to the Seller or Guarantor and without the Purchaser being required to furnish a bond or other undertaking in connection with the application.

d.	Power-of-Attorney. The Seller irrevocably appoints the Purchaser and its representatives as its agents and attorneys-in-fact with the full authority to take any action or execute any instrument or document: (i) to settle all obligations due to the Purchaser from any credit card processor and/or account debtor(s) of the Seller; (ii) upon occurrence of an Event of Default, to perform any and all obligations of the Seller under this Agreement to protect the value of the Collateral by obtaining the required insurance; (iii) to collect monies due or to become due under or in respect of any of the Collateral; (iv) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with this Agreement; (v) to sign the Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors (collectively, “Account Debtors”) to make payment directly to the Purchaser; and (vi) to file any claims or take any action or institute any proceeding which the Purchaser may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise enforce its rights with respect to the collection of the Purchased Amount.

Guarantor # 1 Initials:	Guarantor #2 Initials:

XX.	MISCELLANEOUS

a.	Seller Deposit Agreement. The Seller shall execute an agreement with the Purchaser that shall authorize the Purchaser to arrange for electric fund transfers and/or ACH Payments of the Initial Daily Installments or Adjusted Daily Installments from the Approved Bank Account. The Seller shall provide the Purchaser and/ or its authorized agent with all the information, authorizations and passwords necessary to verify the Seller’s receivables, receipts and deposits in the Approved Bank Account. The Seller shall authorize the Purchaser and/or its agent to deduct the payments daily to Purchaser. The authorization shall be irrevocable until such time when the Seller shall has satisfied its obligations under this Agreement.

b.	Indemnification. The Seller and its Guarantor(s) jointly and severally indemnify and hold harmless to the fullest extent permitted by law the Approved Processor, any ACH processor, customer and/or Account Debtors of the Seller, their officers, directors and shareholders against any and all losses, damages, claims, liabilities and expenses incurred by the ACH processor, customer, and/or Account Debtors of the Seller resulting from claims asserted by the Purchaser for monies owed to the Purchaser from the Seller and actions taken by any ACH Processor, customer and/or Account Debtor of the Seller in reliance upon the information or instructions provided by the Purchaser.

c.	No Liability. In no event shall the Purchaser be liable for any claims asserted by the Seller or its Guarantor under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby knowingly and voluntarily waived by the Seller and Guarantor.

d.	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both Parties.

e.	Assignments. The Purchaser may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part, without prior notice to the Seller. The Seller may not assign its rights or obligations under this Agreement without obtaining Purchaser’s prior written consent. The Purchaser reserves the right to deny such consent.

f.	Notices. Unless different means of delivering notices are set forth, all notices, requests, consent, demands and other communications hereunder shall be delivered via certified mail, return receipt requested, to the respective Parties at the addresses listed in the preamble of this Agreement.

g.	Waiver Remedies. The Parties agree and acknowledge the Purchaser reserves any rights pursuant to this Agreement.

h.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

i.	Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State Connecticut. Any suit, action or proceeding arising hereunder, or the interpretation, performance, or breach hereof, shall be, if Purchaser so elects, instituted in a state court sitting in the State of Connecticut, County of Fairfield without regard to conflict of law provisions (the “Acceptable Forum”). The parties agree that the Acceptable Forum shall be the sole and exclusive forum for any and all disputes arising out of or relating to this Agreement and the Parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum.

j.	Service of Process.

IMPORTANT NOTICE -THIS SERVICE OF PROCESS PROVISION CONTAINS IMPORTANT CONSENTS AND WAIVERS. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER.

a.	In addition to service of process under the laws of the Acceptable Forum, each Seller and Guarantor agree and consent to receive any court required service of process (including, without limitation, service of process (a) to commence litigation, (b) after litigation has been commenced for any court filings, and (c) for Purchaser obtaining a Prejudgment Remedy), through the following methods and manners (collectively “Acceptable Methods”):

1.	Mail when sent by certified or registered mail, return receipt requested, Federal Express, or other overnight courier, addressed to the respective mailing addresses of each Seller and Guarantor, as contained in this Agreement, or in Purchaser’s records, or any other mailing address provided to Purchaser in writing; and

2.	Electronic mail (e-mail) when sent to the respective e-mail addresses of each Seller and Guarantor, as contained in this Agreement, or in Purchaser’s records, or any other e-mail address provided to Purchaser in writing.

Guarantor # 1 Initials:	Guarantor #2 Initials:

b.	Each Seller and Guarantor make, agree and consent to the following representations and waivers:

1.	Each Seller and Guarantor agrees that service of process made through either or both of the Acceptable Methods will constitute valid and lawful service of process on them without the necessity for service of process by other means (e.g., as provided for by statute or rules of court), but without invalidating service of process performed in accordance with such other provisions;
2.	Each Seller and Guarantor agrees and consents that service of process is deemed effective according to the following:

i.	If sent by certified or registered, mail return receipt requested, Federal Express, or other overnight courier, at the earlier of: (a) four calendar days after mailing, (b) when delivered, or (c) when actually received; and

ii.	If sent by e-mail, on the same day and time that the e-mail is sent;

3.	Each Seller and Guarantor represents that their respective mailing and e-mail addresses as contained in this Agreement, and/or as provided to Purchaser in writing, are correct and valid, they regularly receive and send correspondence from these addresses, and service sent to these addresses is expected to be received by them;
4.	Each Seller and Guarantor agrees and consents that Purchaser may serve process on them directly, including for the Acceptable Methods, without the necessity of having service completed by a marshal or indifferent person, but without invalidating service of process completed by a marshal or indifferent person, and each Seller and Guarantor waives any objection if Purchaser serves process directly on them; and
5.	EACH SELLER AND GUARANTOR WAIVES ANY OBJECTION TO INSUFFICIENCY OF PROCESS, INSUFFICIENCY OF SERVICE OF PROCESS, OR PERSONAL JURISDICTION, WHETHER RAISED IN A MOTION TO DISMISS, OR OTHER SIMILAR MOTION, IF SERVICE IS CONDUCTED BY ANY METHOD OR MANNER CONTAINED IN THIS SERVICE OF PROCESS PROVISION OR ANY OTHER METHOD ALLOWED UNDER THE LAWS OF THE ACCEPTABLE FORUM.

k.	PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT IS $250,000 OR LESS.

IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER.

a.	EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES:

1.	THIS AGREEMENT IS A “COMMERCIAL TRANSACTION” AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND
2.	WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND
3.	WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.

b.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) IS $250,000 OR LESS, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 APPLY TO THIS AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY ONLY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER, AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.

Guarantor # 1 Initials:	Guarantor #2 Initials:

c.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT

REMEDY WAIVER, BUT NOT ASAN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.

d.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH XX(j), INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY.

I. PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT EXCEEDS $250,000.

IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS AGREEMENT WITH YOUR LAWYER.

a.	EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES:

1.	THIS AGREEMENT IS A “COMMERCIAL TRANSACTION” AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND
2.	WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY UPON OR AFTER COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND
3.	WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.

b.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.

c.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) EXCEEDS $250,000, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 DO NOT APPLY TO THIS AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER UPON OR AFTER COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.

d.	EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH XX(j), INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY.

m.	Survival of Representation. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement an shall continue in full force until all the obligations under this Agreement have been satisfied in full and this Agreement shall have expired.

n.	Severability. In case any of the provisions of this Agreement are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Agreement that may be found by a court having jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.

Guarantor # 1 Initials:	Guarantor #2 Initials:

o.	Entire Agreement. This Agreement embodies the entire agreement between the Parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Each Party hereto has had the opportunity to consult with legal counsel of their choosing regarding the terms and condition of this Agreement, before executing this Agreement.

p.	Jury Trial Waiver. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. EACH PARTY HERETO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION AND DISCUSSIONS OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

q.	Class Action Waiver. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY, AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BYLAW OR IS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTIONS; AND (II) THE PARTY WHO INITATETS OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY THROUGH THE CLASS OR REPRESENTATION ACTION.

L.	Counterparts and Facsimile Signatures. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

s..,	Attorney Review. The Parties acknowledge that they are commercial entities and/or sophisticated parties and have had the opportunity to consult with their respective legal counsel regarding this Agreement. Parties further acknowledge the terms of this Agreement are not to be construed against any Party because that Party drafted the Agreement or construed in favor of any Party because that Party failed to understand the legal effect of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date.

FOR THE SELLER		FOR THE SELLER

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
Title:	Owner	Title:
EIN #:		EIN #

AGREE TO BE BOUND BY THE PROVIONS OF THIS AGREEMENT APPLICABLE TO AND CONCERNING

OWNER/GUARANTOR #l		OWNER/GUARANTOR #2

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
SSN:		SSN:

FUNDERZGROUP LLC DBA MONETAFI

By:	/s/
Name:
Title:

Guarantor # 1 Initials:	Guarantor #2 Initials:

EXHIBIT A - APPLICABLE FEES

The Parties hereby acknowledge and agree to the following:

1.	Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Addendum and any provisions of the Agreement to which this Appendix is attached, all such conflicts and inconsistencies shall follow the terms and conditions set forth in this Appendix.

2.	Additional Fees. The Purchaser does not permit unauthorized outside fees not previously disclosed. The fee amount for this agreement is contingent upon closing papers and will be held back from the funded amount.

3.	Authorization. The Seller hereby authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller to satisfy the applicable fees as per this Agreement.

4.	No Reduction of Purchase Price. The Parties hereby agree that the deduction of the applicable fees from the Purchase Price shall not be deemed a reduction to the Purchase Price.

5.	Applicable Fees.

a.	Origination/Underwriting Fee. A total of $105,035.00 is deemed an Origination and Underwriting fee. This fee is to cover the expenses associated with origination, underwriting and related expenses pursuant to this Agreement. If for any reason the Purchaser, in their sole capacity, decides to cancel the deal, the Parties agree the Seller is still responsible for this fee.

b.	Bank Change Fee. In the event the Seller requests a change in bank accounts for the ACH payments,a $50.00 bank change fee shall be added.

C.	Wire Fee. In the event a Seller shall request a Fed Wire, a $50.00 wire fee shall be added.

d.	ACH Program Fee. $299.00 per month for the duration of the Agreement.

e.	UCC Fee. $195.00

f.	Collection Fees and Costs. In the event the Seller or Guarantor breaches the terms of this Agreement, the Seller and/ or Guarantor shall be liable for Purchaser’s reasonable attorney’s fees and costs of collection and/or to enforce any term in the Agreement, in addition to any other damages awarded by a court.

AGREED AND ACCEPTED:

OWNER/GUARANTOR #l		OWNER/GUARANTOR #2

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
SSN:		SSN:

FUNDERZGROUP LLC DBA MONETAFI

By:	/s/
Name:
Title:

Guarantor # 1 Initials:	Guarantor #2 Initials:

EXHIBIT B - PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (the “Guaranty”) is entered into on 03/05/2026, by and between

MICHAEL DAVID FARKAS (the “Guarantor”) on behalf of NEXTNRG INC. (the “Seller”) and MONETAFI, (the “Purchaser”) (collectively, the “Parties”).

WHEREAS, pursuant to the Agreement, the Purchaser has agreed to purchase a portion of Future Receipts of the Seller; WHEREAS, the Guarantor is an owner, officer, director, or manager of the Seller, will directly benefit from entering into the Agreement;

WHEREAS, the Purchaser is not willing to enter into the Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt and complete performance of all obligations of the Seller under the Agreement;

NOW, THEREFORE, pursuant to the Parties desire to proceed with the Agreement and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.	Guaranty of Obligations. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt, full, faithful and complete performance and observance of all of Seller’s Obligations under the Agreement. The Guarantor unconditionally covenants to the Purchaser in the event of a default or breach at any time by the Seller, the Guarantor shall be responsible for the Obligations and pay all damages and other amounts stipulated in the Agreement with respect to non- performance of the Obligations.

2.	Guarantor’s Covenants. The liability of the Guarantor shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of the Guarantor, including, without limitation:

a.	any amendment, modification or extension of the Agreement or any Obligation;
b.	any extension of time for performance, whether in whole or in part, of any Obligation given prior to or after default thereunder;
c.	any exchange, surrender or release, in whole or in part, of any security that may be held by the Purchaser at any time under the Agreement;
d.	any other guaranty in existence now or which may be executed by the Guarantor or any other third-party affiliated to the Seller;
e.	any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any Obligation, claim, cause of action, right or remedy which the Purchaser may, at any time, have under the Agreement or with respect to any guaranty or any security which may be held by the Purchaser at any time for or under this Guaranty or with respect to the Seller;
f.	any act, omission or delay by the Purchaser which may in any manner or to any extent vary the risk of the Guarantor or which would otherwise operate as a discharge the Guarantor as a matter of law;
g.	the release of any other guarantor from liability for the performance or observance of any Obligation, whether by operation of law or otherwise;
h.	the failure to give the Guarantor any notice whatsoever; or
i.	any right, power or privilege that the Purchaser may now or hereafter have against any person, entity or collateral in relation to the Agreement.

3.	Guarantor’s Additional Covenants. The Guarantor will not dispose, convey, sell or otherwise transfer, or call the Seller to dispose, convey, sell or otherwise transfer, any material business assets of the Seller outside of the ordinary course of the Seller’s business without the prior written consent of the Purchaser, which may be withheld by the Purchaser for any reason, until receipt of the entire Purchased Amount has been remitted to the Purchaser. The Guarantor shall pay to the Purchaser, upon demand, all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of, or incidental to, or relating to the enforcement or protection of the Purchaser’s rights hereunder or the Purchaser’s rights under the Agreement. This Guaranty is binding upon the Guarantor and the Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of and may be enforced by the successors and assigns of the Purchaser. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between the Seller and the Purchaser, or the existence of any defense, setoff or counterclaim, which the Seller may assert. The Purchaser is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, to at any time renew or extend the Seller’s obligations under the Agreement or otherwise modify, amend or change the terms of the Agreement. Additionally, the Guarantor is hereby notified and consents that a negative credit report reflecting their credit record may be submitted to a credit-reporting agency if the Guarantor does not honor the terms of this Guaranty.

Guarantor # 1 Initials:	Guarantor #2 Initials:

4.	Waiver; Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising any right under this Guaranty shall constitute a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise any other rights. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event the Seller fails to perform any obligation under the Agreement, the Purchaser may enforce its rights under this Guaranty without first seeking to obtain performance for such default from the Seller or any other Guarantors.

5.	Acknowledge of Purchase. The Guarantor acknowledges and agrees that the Purchase Price paid by the Purchaser to the Seller in exchange for the Purchased Amount of Future Receipts is a payment for an adequate consideration and is not intended to be treated as a loan or financial accommodation from the Purchaser to the Seller. The Guarantor specifically acknowledges that the Purchaser is not a lender, bank or credit card processor, and the Purchaser has not offered any loans to the Seller. The Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. The Guarantor acknowledges that the Purchase Price paid to the Seller is good and valuable consideration for the sale of the Purchased Amount.

6.	Governing Law, Venue and Jurisdiction. This Guaranty shall be governed by and construed exclusively in accordance with the laws of the State of Connecticut, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Guaranty shall be instituted exclusively in any court sitting in the State of Connecticut, County of Fairfield, (the “Acceptable Forum”). The parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, each of the parties to this Guaranty irrevocably waives any right to oppose any motion or application made by any other party to transfer such proceeding to an Acceptable Forum.

7.	Service of Process.

IMPORTANT NOTICE - THIS SERVICE OF PROCESS PROVISION CONTAINS IMPORTANT CONSENTS AND WAIVERS. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER.

In addition to service of process under the laws of the Acceptable Forum, each Seller and Guarantor agree and consent to receive any court required service of process (including, without limitation, service of process (a) to commence litigation, (b) after litigation has been commenced for any court filings, and (c) for Purchaser obtaining a Prejudgment Remedy), through the following methods and manners (collectively “Acceptable Methods”):

1. Mail when sent by certified or registered mail, return receipt requested, Federal Express, or other overnight courier, addressed to the respective mailing addresses of each Seller and Guarantor, as contained in the Agreement, or in Purchaser’s records, or any other mailing address provided to Purchaser in writing; and

2. Electronic mail (e-mail) when sent to the respective e-mail addresses of each Seller and Guarantor, as contained in the Agreement, or in Purchaser’s records, or any other e-mail address provided to Purchaser in writing.

b.	Each Seller and Guarantor make, agree and consent to the following representations and waivers:

1. Each Seller and Guarantor agrees that service of process made through either or both of the Acceptable Methods will constitute valid and lawful service of process on them without the necessity for service of process by other means (e.g., as provided for by statute or rules of court), but without invalidating service of process performed in accordance with such other provisions;

Guarantor # 1 Initials:	Guarantor #2 Initials:

2. Each Seller and Guarantor agrees and consents that service of process is deemed effective according to the following:

i. If sent by certified or registered, mail return receipt requested, Federal Express, or other overnight courier, at the earlier of: (a) four calendar days after mailing, (b) when delivered, or (c) when actually received; and

ii. If sent by e-mail, on the same day and time that the e-mail is sent;

3. Each Seller and Guarantor represents that their respective mailing and e-mail addresses as contained in the Agreement, and/or as provided to Purchaser in writing, are correct and valid, they regularly receive and send correspondence from these addresses, and service sent to these addresses is expected to be received by them;

4. Each Seller and Guarantor agrees and consents that Purchaser may serve process on them directly, including for the Acceptable Methods, without the necessity of having service completed by a marshal or indifferent person, but without invalidating service of process completed by a marshal or indifferent person, and each Seller and Guarantor waives any objection if Purchaser serves process directly on them; and

5. EACH SELLER AND GUARANTOR WAIVES ANY OBJECTION TO INSUFFICIENCY OF PROCESS, INSUFFICIENCY OF SERVICE OF PROCESS, OR PERSONAL JURISDICTION, WHETHER RAISED IN A MOTION TO DISMISS, OR OTHER SIMILAR MOTION, IF SERVICE IS CONDUCTED BY ANY METHOD OR MANNER CONTAINED IN THIS SERVICE OF PROCESS PROVISION OR ANY OTHER METHOD ALLOWED UNDER THE LAWS OF THE ACCEPTABLE FORUM.

8.	PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT IS $250,000 OR LESS.

IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER.

a. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES:

1. THE AGREEMENT IS A “COMMERCIAL TRANSACTION” AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND

2. WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND

3. WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.

b. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) IS $250,000 OR LESS, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 APPLY TO THE AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY ONLY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER, AFTER, BUT NOT UPON, COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.

Guarantor # 1 Initials:	Guarantor #2 Initials:

c. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.

d. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH 7, INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY.

9.	PREJUDGMENT REMEDY WAIVER WHERE SALES-BASED FINANCING AMOUNT EXCEEDS $250,000.

IMPORTANT NOTICE - THIS PREJUDMGENT REMEDY WAIVER MAY RESULT IN THE ATTACHMENT OF YOUR BANK ACCOUNTS WITHOUT PRIOR NOTICE OR COURT HEARING. YOU HAVE THE RIGHT TO REQUEST A COURT HEARING TO CONTEST ANY ATTACHMENT MADE THROUGH USE OF THIS PREJUDGMENT REMEDY WAIVER. YOU SHOULD CAREFULLY REVIEW THIS AND ALL OTHER PROVISIONS OF THIS GUARANTY WITH YOUR LAWYER.

a. EACH AND EVERY SELLER AND GUARANTOR (COLLECTIVELY THE “UNDERSIGNED”) ACKNOWLEDGES AND AGREES:

1. THE AGREEMENT IS A “COMMERCIAL TRANSACTION” AS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a AS AMENDED, AND

2. WAIVES ALL RIGHTS TO PRIOR NOTICE AND PRIOR OPPORTUNITY FOR A HEARING UNDER SECTIONS 52-278a TO 52-278g INCLUSIVE OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR UNDER ANY SIMILAR LAW WHETHER STATE, FEDERAL OR CONSTITUTIONAL, IN CONNECTION WITH PURCHASER OBTAINING ANY PREJUDGMENT REMEDY UPON OR AFTER COMMENCING ANY LITIGATION IN CONNECTICUT AGAINST ANY ONE OF THE UNDERSIGNED, AND

3. WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND, AND ANY RIGHT TO REQUEST THAT A COURT REQUIRE PURCHASER TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY.

b. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT AS PART OF THIS PREJUDGMENT REMEDY WAIVER, BUT NOT AS AN EXCLUSIVE REMEDY, PURCHASER MAY ATTACH OR GARNISH THE UNDERSIGNED’S MONEY, AND OTHER PROPERTY, HELD IN ANY ACCOUNT AT ANY FINANCIAL INSTITUTION (INCLUDING WITHOUT LIMITATION AT ANY BANK, CREDIT UNION, OR OTHER FINANCIAL INSTITUTION (INDIVIDUALLY AND COLLECTIVELY “FINANCIAL INSTITUTION”)) IF THE FINANCIAL INSTITUTION: (1) HAS A BRANCH, OFFICE OR ATM LOCATED IN CONNECTICUT, OR (2) IS REGISTERED WITH THE CONNECTICUT SECRETARY OF STATE, OR (3) IS AUTHORIZED TO CONDUCT BUSINESS IN CONNECTICUT, OR (4) IS ENGAGED IN THE TRANSACTION OF BUSINESS IN CONNECTICUT.

c. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT: (1) PURCHASER’S EXTENSION OF SALES-BASED FINANCING TO SELLER(S) EXCEEDS $250,000, AND (2) THE PROVISIONS OF CONNECTICUT GENERAL STATUTES SECTION 36a-868 AND PUBLIC ACT 23-201 DO NOT APPLY TO THE AGREEMENT AND PREJUDGMENT REMEDY WAIVER, AND (3) PURCHASER MAY OBTAIN A PREJUDMGENT REMEDY, THROUGH USE OF THIS WAIVER UPON OR AFTER COMMENCING ANY LITIGATION AGAINST ANY ONE OF THE UNDERSIGNED.

d. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO THE SERVICE OF PROCESS METHODS PROVIDED FOR IN THE SERVICE OF PROCESS PARAGRAPH 7, INCLUDING FOR PURCHASER OBTAINING ANY PREJUDGMENT REMEDY.

Guarantor # 1 Initials:	Guarantor #2 Initials:

10.	Jury Waiver. The Parties waive the right to a trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transactions of which this Guaranty is a part of or its enforcement, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. The Parties acknowledge that each Party makes this waiver knowingly, willingly and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys.

11.	Class Action Waiver. The Parties waive any right to assert any claims against the other Party as a representative or member in any class or representative action, except where such waiver is prohibited by law or deemed by a court of law to be against public policy to the extent either Party is permitted by law or court of law to proceed with a class or representative action against the other. The Parties further acknowledge and agree that in the event a class action does occur: (i) the prevailing party shall not be entitled to recover attorneys’ fees or costs associated with pursuing the class or representative action (not withstanding any other provision in this Guaranty); and (ii) the Party who initiates or participates as a member of the class will not submit a claim or otherwise participate in any recovery secured through the class or representative action.

12.	Severability. In case any of the provisions of this Guaranty are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Guaranty that may be found by a court having competent jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.

13.	Opportunity for Attorney Review. The Guarantor represents that they have carefully read this Guaranty and have had a reasonable opportunity to consult with their attorney. Guarantor understand the contents of this Guaranty and agrees to the terms and conditions of this Guaranty willfully and on their own accord.

14.	Counterparts and Facsimile Signatures. This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

AGREED AND ACCEPTED:

OWNER/GUARANTOR #l		OWNER/GUARANTOR #2

By:	/s/ Michael David Farkas	By:
Name:	MICHAEL DAVID FARKAS	Name:
SSN:		SSN:

FUNDERZGROUP LLC DBA MONETAFI

By:	/s/
Name:
Title:

Guarantor # 1 Initials:	Guarantor #2 Initials:

EXHIBIT D

DATE 03/05/2026

LIST OF ADDITIONAL PARTIES IN WHOSE ASSETS SELLER HAS GRANTED BUYER A BLANKET SECURITY INTEREST:

EZFILL HOLDINGS, INC.

EZFILL HOLDINGS

57 Northwest 183rd Street, Miami, FL, 33169

TAXID:

BY:	/s/ Michael David Farkas

MERCHANT 1	MICHAEL DAVID FARKAS

BY:

MERCHANT 2

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ADDENDUM TO MERCHANT AGREEMENT

In association with the FUNDERZGROUP LLC DBA MONETAFI Future Receivables and Purchase Agreement #92956 Dated 03/05/2026, I, (MICHAEL DAVID FARKAS), and a principal of

Legal: NEXTNRG INC.

Located at: 57 Northwest 183rd Street, Miami, FL 33169

Do hereby attest and agree to the following terms and conditions:

FUNDERZ GROUP LLC DBA MONETAFI agrees to the following discount:

●	If the full balance is paid within 60 days from the merchant receiving the capital, a $252,000.00 discount of the remaining balance will be subtracted from merchants’ balance owned.

●	If the full balance is paid within 120 days from the merchant receiving the capital, a $42,000.00 discount of the remaining balance will be subtracted from merchants’ balance owned.

I hereby represent this statement to be true and accurate: AGREED AND ACKNOWLEDGED:

Signature:	/s/ Michael D. Farkas

Company Name:	NEXTNRG INC.

Address:	57 Northwest 183rd Street, Miami, FL 33169

Office Phone:

Cell Phone: